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                                                                   Exhibit 10.24


                             STANDSTILL AGREEMENT

    WHEREAS, Benz Energy, Ltd. ("Benz") entered into that certain Purchase and Sale Agreement dated as of November 17, 1998 for the purchase of certain oil and gas interests from, INTER ALIA, Prentis B. Tomlinson, Jr.
("Tomlinson") and The Starbucks Trust (the "Purchase Agreement"); and

    WHEREAS, Benz has paid part, but not all, of the Purchase Price to Tomlinson and The Starbucks Trust pursuant to the Purchase Agreement; and

    WHEREAS, BENZ has now conveyed the oil and gas interests to its wholly owned subsidiary, Texstar Petroleum, Inc. ("Texstar") for and in consideration of the payment of the Purchase Price to The Starbucks Trust and Tomlinson; and

    WHEREAS, one or more of the Benz Entities owe certain indebtedness to Tomlinson and The Starbucks Trust; and

    WHEREAS, certain of the Benz Entities, including Tomlinson, The Starbucks Trust, Texstar Holdings, L.L.C. and Security Oil, L.L.C. owe certain indebtedness to one or more of the Benz Entities; and

    WHEREAS, as a part of certain transactions by and between Benz, Texstar and Shell Capital Inc. (the "Shell Transaction"), Benz and Texstar are required to deliver an agreement whereby The Starbucks Trust and Tomlinson agree to a deferment of payment of any amounts owing to them from Benz, Texstar or any Affiliate (the "Benz Entities") until after the Termination Date, as that term is defined in the Conveyance of Overriding Royalty Interest (Terminable) dated December 28, 1998 by and between Texstar and Shell (the "Deferment Period") and further agree not to pursue collection of any such amounts from the Benz Entities during the Deferment Period; and

    WHEREAS, Tomlinson and The Starbucks Trust are agreeable to the deferment of payment of amounts owed to them by the Benz Entities and agree not to pursue collection from the Benz Entities during the Deferment Period in consideration of a mutual deferment by the Benz Entities to collect or risk payment of amounts owed to them by Tomlinson, The Starbucks Trust, Texstar Holdings L.L.C. ("Holdings") and Security Oil, L.L.C. ("Security").

    NOW THEREFORE, for and in consideration of the mutual promises contained herein and other good and valuable consideration which each undersigned party hereby acknowledges receipt and acknowledges the sufficiency thereof, the parties agree as follows:


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                                       1.

    Tomlinson and The Starbucks Trust agree to defer, suspend and waive collection of the amounts owed to them by the Benz Entities, including an agreement not to make demand for payment and an agreement not to file suit to collect any such amounts, whether arising out of the Purchase Agreement or otherwise, for a period of time ending upon the Termination Date (as that term is defined in the Conveyance of Overriding Royalty Interest (Terminable) dated December 28, 1998 by and between Texstar and Shell).

                                       2.

    The Benz Entities agree to defer, suspend and waive collection of the amounts owed to them by Tomlinson, The Starbucks Trust, Holdings and Security, including an agreement not to make demand for payment and an agreement not to file suit to collect any such amounts, whether arising out of the Purchase Agreement or otherwise, for a period of time ending upon the Termination Date (as that term is defined in the Conveyance of Overriding Royalty Interest (Terminable) dated December 28, 1998 by and between Texstar and Shell).

                                       3.

    Each of the parties agree to suspend the running of the applicable statutes of limitation for collection of the amounts owed for a period which is the EARLIER of the Termination Date or December 31, 2003.

                                       4.

    The parties represent and warrant to each of the other parties as follows:

    A. Benz is a corporation duly organized and validly existing under the laws of the Yukon Territory; Texstar is a corporation duly organized and validly existing under the laws of the State of Texas; Tomlinson is a resident of Harris County, Texas; The Starbucks Trust is a trust created and validly existing under the laws of the State of Texas; and Security is a limited liability company duly organized and validly existing under the laws of the State of Texas.

    B. The execution, delivery and performance of this Agreement have been duly and validly authorized by all requisite action on the part of each party.

    C. The making and performance of this Agreement are within the powers of each of the undersigned parties and do not and will not (i) violate any provision of law or any rule, regulation, order, writ, judgment, decree, or determination currently in effect having applicability to each party's certificate of incorporation, bylaws, or trust indenture, as the case may be,
(ii) result in a breach of or constitute a default under any indenture, bank loan, or credit agreement or instrument to which


                                     -2-

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any of the undersigned parties are a party or by which such party may be currently bound or affected, or (iii) result in or require the execution or imposition of any mortgage, loan, pledge, annuity interest charge, or other encumbrance upon any of the properties or assets of such party, and each of the undersigned parties is not in default under any such order, writ, judgment, decree, determination, indenture, agreement or instrument in any way that now or in the future will materially adversely affect the ability of such party to perform its obligations hereunder.

    D. The Agreement has been duly executed and delivered on behalf of much of the undersigned parties and this Agreement constitutes the legal, valid and binding obligations of each of the undersigned parties enforceable against it in accordance with the terms, subject, however, to bankruptcy, insolvency, recapitalization and other laws affecting creditors's rights generally and with regard to any equitable remedies, to the discoveries of the court before which proceedings to obtain such remedies may be pending.

    EXECUTED THIS 20 DAY OF DECEMBER, 1998.


                                  BENZ ENERGY, LTD.

                                  By:    /s/ Todd Grabois
                                         -------------------------------
                                  Name:  Todd Grabois
                                         -------------------------------
                                  Title: Vice President
                                         -------------------------------


                                  TEXSTAR PETROLEUM, INC.

                                  By:    /s/ Todd Grabois
                                         -------------------------------
                                  Name:  Todd Grabois
                                         -------------------------------
                                  Title: Vice President
                                         -------------------------------


                                  /s/ Prentis B. Tomlinson, Jr.
                                  --------------------------------------
                                  PRENTIS B. TOMLINSON, JR.


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                                  THE STARBUCKS TRUST

                                  By:     /s/ Heather J. Tomlinson
                                          -------------------------------
                                  Name:   Heather J. Tomlinson
                                          -------------------------------
                                  Title:  Trustee
                                          -------------------------------


                                  TEXSTAR HOLDINGS, L.L.C.

                                  By:     /s/ Todd Grabois
                                          -------------------------------
                                  Name:   Todd Grabois
                                          -------------------------------
                                  Title:  Treasurer
                                          -------------------------------


                                  SECURITY OIL, L.L.C.

                                  By:     /s/ Heather J. Tomlinson
                                          -------------------------------
                                  Name:   Heather J. Tomlinson
                                          -------------------------------
                                  Title:  Manager
                                          -------------------------------


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